UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                February 2, 2005

Cooper Cameron Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code                (713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Current report on Form 8-K
EXHIBIT INDEX
Slides Presented to the CSFB Energy Summit

Item 2.02. Results of Operations and Financial Condition.

On February 2, 2005, Sheldon R. Erikson, Chairman, President and Chief Executive Officer of Cooper Cameron Corporation, will give a presentation to the Credit Suisse First Boston Energy Summit commencing at 8:40 a.m. central standard time, which presentation contains certain financial information regarding the revenues, earnings and orders of Cooper Cameron. The information presented is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report:

Exhibit
Number	Exhibit Title or Description
Exhibit 99.1	Slides presented to the CSFB Energy Summit on February 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER CAMERON CORPORATION
By:	/s/ William C. Lemmer
Name:	William C. Lemmer
Title:	Vice President, General Counsel & Secretary

Date: February 2, 2005

Cooper Cameron Corporation

Current report on Form 8-K
Dated February 2, 2005

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Slides presented to the CSFB Energy Summit on February 2, 2005